UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

Owens Corning

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33100	43-2109021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Owens Corning Parkway Toledo, Ohio	43659
(Address of Principal Executive Offices)	(Zip Code)

(419) 248-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 14, 2022, Owens Corning (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). The record date for shareholders entitled to notice of, and to vote at, the Annual Meeting was February 17, 2022. At the close of business on that date, the Company had 99,068,126 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, three proposals were submitted to the Company’s shareholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 10, 2022. The final voting results were as follows:

Proposal 1

The Company’s shareholders elected the following directors to serve for a term expiring at the 2023 Annual Meeting of Shareholders. The voting results are set forth below:

DIRECTORS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Brian D. Chambers	76,267,529	9,397,641	682,347	3,139,383
Eduardo E. Cordeiro	85,894,755	403,473	49,289	3,139,383
Adrienne D. Elsner	86,139,761	160,919	46,837	3,139,383
Alfred E. Festa	85,960,941	336,090	50,486	3,139,383
Edward F. Lonergan	83,862,372	2,438,288	46,857	3,139,383
Maryann T. Mannen	81,103,839	5,200,461	43,217	3,139,383
Paul E. Martin	85,309,875	987,976	49,666	3,139,383
W. Howard Morris	82,491,064	3,808,616	47,837	3,139,383
Suzanne P. Nimocks	82,972,319	2,943,466	431,732	3,139,383
John D. Williams	84,024,681	2,274,861	47,975	3,139,383

Proposal 2

The Company’s shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The voting results are set forth below:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
85,668,347	3,765,627	52,926	—

Proposal 3

The Company’s shareholders approved, on an advisory basis, named executive officer compensation. The voting results are set forth below:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
73,604,442	12,541,914	201,161	3,139,383

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS CORNING

April 18, 2022	By:	/s/ Kenneth S. Parks
Kenneth S. Parks
Executive Vice President and Chief Financial Officer